UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

CONVERSION LABS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-184487	76-0238453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-351-5907

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry Into a Material Definitive Agreement

On July 23, 2018, Conversion Labs, Inc. (the “Company”) entered into an Amended and Restated Operating Agreement of Conversion Labs PR LLC (formerly “Immudyne PR LLC”) (“Conversion Labs PR”), the Company’s majority owned subsidiary (the “Amended Operating Agreement”). Amendments to the Amended Operating Agreement were made specifically to (i) correct existing ambiguities in the Amended Operating Agreement; and (ii) to define the preferred equity interest to be issued to Mr. Sean Fitzpatrick by Conversion Labs PR in connection with his appointment as the Company’s Chief Acquisition Officer.

The foregoing description of the Amended Operating Agreement does not purport to be complete and is qualified in its entirety by its full text which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Acquisition Officer and Compensatory Arrangements

On October 25, 2018, the Board of Directors (the “Board”) of the Company ratified the appointment of Mr. Sean Fitzpatrick as the Company’s Chief Acquisition Officer (“CAO”) and approved the Company’s entrance into an employment agreement with Mr. Fitzpatrick (the “Fitzpatrick Employment Agreement”).

Mr. Fitzpatrick is currently the President of LegalSimpli Software LLC (“LSS”), a majority owned subsidiary of the Conversion Labs PR.

Mr. Fitzpatrick, age 35, combines over 10 years of experience in marketing with a strategic approach to margin optimization following a career in bankruptcy law. Previously, he had been involved in ten companies holding positions including Head of Customer Acquisition and Senior Director of Marketing and adviser to SEO Radar. From 2014 through 2018, Mr. Fitzpatrick was the Head of Customer Acquisition for BOLD PR LLC, an online technology company in the competitive career space. From 2008 to 20018, he was a consultant of multiple companies including Reply! Inc., YouCaring LLC (now part of GoFundMe) and Jolly Technology Inc. Mr. Fitzpatrick has an undergraduate degree from University of California, Santa Cruz, a Juris Doctor from Santa Clara University, School of Law, and is an active member of the California Bar Association in good standing.

There is no arrangement or understanding between Mr. Fitzpatrick and any other persons pursuant to which Mr. Fitzpatrick was selected as an officer. There are no family relationships between Mr. Fitzpatrick and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Fitzpatrick had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Pursuant to the Fitzpatrick Employment Agreement, by and between the Company, Conversion Labs PR and Mr. Fitzpatrick, Mr. Fitzpatrick will receive an annual base salary of Seventy-Two Thousand Dollars ($72,000) (the “Base Salary”). Mr. Fitzpatrick will receive from Conversion Labs PR a preferred equity interest issued by Conversion Labs PR which is equal to the lesser of 100% of the Qualifying Cash (as defined in the Amended Operating Agreement) available for distribution during any month and $6,000.00 subject to the terms of the Amended Operating Agreement (the “Equity Interest”).

The Equity Interest is not payable by the Company and will not be reflected in the Company’s books and records. In addition, Mr. Fitzpatrick will be eligible for a performance based bonus payable in cash is to be determined within the first ninety (90) days of Fitzpatrick’s employment.

As a full-time employee of the Company, Mr. Fitzpatrick will be eligible to participate in all of the Company’s benefit programs.

The Company or Mr. Fitzpatrick may terminate the employment of Mr. Fitzpatrick at any time and for any reason, with or without notice. In the event of termination, Mr. Fitzpatrick shall be entitled to all option shares vested prior to the date of termination.

The Fitzpatrick Agreement is for a term of five (5) years commencing on July 23, 2018 (the “Term”).

The Company believes that Mr. Fitzpatrick may be a “Named Executive Officer” as defined by Item 402 of Regulation S-K during the fiscal year ended December 31, 2018.

Mr. Fitzpatrick will also receive a warrant (the “Fitzpatrick Warrant”) to purchase five million (5,000,000) shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), exercisable for a period of ten (10) years at an exercise price of $0.30 per share which vests pursuant to the vesting schedule contained in the Fitzpatrick Warrant.

The foregoing description of the Fitzpatrick Agreement and Fitzpatrick Warrant do not purport to be complete and are qualified in their entirety by the full text of which are filed as Exhibit 10.2 and 10.3, respectively, hereto and are incorporated herein by reference.

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Item 8.01 Other Events

On July 25, 2018, the Company issued a press release announcing the appointment of Mr. Fitzpatrick as the CAO. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 23, 2018, Immudyne PR LLC, filed a Certificate of Amendment (“Certificate of Amendment”) with the Government of Puerto Rico to change its name to Conversion Labs PR LLC. A copy of the (“Certificate of Amendment”) is filed hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1*	Amended and Restated Operating Agreement of Immudyne PR LLC

10.2*	Employment Agreement by and between the Company and Mr. Sean Fitzpatrick, dated July 23, 2018

10.3*	Form of Fitzpatrick Warrant

99.1*	Press Release, dated July 25, 2018.

99.2*	Certificate of Amendment to Immudyne PR LLC

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERSION LABS, INC.
(Registrant)

Date: October 29, 2018	By:	/s/ Justin Schreiber
	Name:	Justin Schreiber
	Title:	Chief Executive Officer

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